Investor Presentation

February 2009

永业 YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the safe-
harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors.

Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

永业 YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Equity Snapshot

.83x

P/S

2.0x

P/E

$0.22

EPS (Diluted – MRQ 9/30/08)

$0.80

EPS (Diluted – TTM 9/30/08)

$12 Million

Net Income (TTM– 9/30/08)

$47.5 Million

Revenues (TTM – 9/30/08)

$39.6 Million

Market Cap (2/5/08)

27.0 Million

Basic Shares Outstanding

$1.45

Price (2/9/08)

OTCBB: YGYB

Symbol

永业
YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Investment  Highlights

Yongye Biotechnology International, Inc. contracts the production of highly effective plant and animal nutrient products using fulvic acid which are then distributed throughout the People’s Republic of China

Superior plant and animal nutrient products

Tremendous demand exists among plant and
animal farmers for products that increase
productivity

Growing scalable distribution – deeper market
penetration and wider geographic reach

Rapidly growing revenue and net income with a
pipeline of new products

Strong management team with proven ability to
scale-up the business

永业 YONGYE

2001	2003	2004	2005	2006	2007	2008
Founders conceptualize nutritional products based on 40 years of research	Inner Mongolia Yongye Biotechnology Company, Ltd. established	Inner Mongolia Yongye factory opened	First product sale	$3 million revenue	$13.1 million revenue Patents pending	April 17 - RTO / $10MM Pipe Sept 8 - $9.4MM Pipe

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Yongye Biotechnology
Company Overview

Yongye Biotechnology International, Inc. has its headquarters in Beijing and its current contracted production facility in Inner Mongolia.

Asia Standard Oil, Ltd., a subsidiary of Yongye Biotechnology Intl, and Inner Mongolia Yongye have established a cooperative joint venture, Yongye Nongfeng, to manufacture, distribute and sell products.

Yongye Biotechnology

International, Inc. (Nevada)

100%

Fullmax Pacific Ltd. (BVI)

100%

Asia Standard Oil Ltd. (HK)

99.40%

Yongye Nongfeng Biotechnology

Company, Ltd. (Cooperative

Joint Venture - PRC)

0.60%

Inner Mongolia Yongye

Biotechnology Company, Ltd.

(PRC)

永业
YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

A Growing Domestic Market

China has more than 20 percent of the world’s population but only 7 percent of the world’s arable land (FAO)

Every hectare of arable farmland in China must support 10.3 people, versus 5.1 people in the European Union and 1.6 people in the United States (FAO)

Rapid urbanization means that food production and distribution is increasingly focused on supplying cities

Rapid economic growth has led to pressure to use arable land for industrial purposes

Food security, quantity and quality, is a government priority

USDA studies show farmers spend 20% of annual income on fertilizer and they apply fertilizers at 200% levels in an attempt to “double” overall yield

Increased output will come only from increased productivity

PLANT RESIDUES
ANIMAL RESIDUES
ORGANIC MATTER
HUMUS
completely decomposed organic matter
NONHUMIC MATTER
HUMIC ACIDS
soluble
HUMIN
insoluble
FULVIC ACID
HUMIC ACID
Yong Ye Products

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Fulvic Acid – A Key Nutrient

Fulvic acid is a complex, acidic, biochemical
polymer which is produced naturally by the
decomposition of plant and animal material
over a long period of time - contains many
essential nutrients for health and growth

Fulvic acid is a light weight molecule which
provides effective chelation of metal ions for
uptake into cells - increases natural strength
and ability of cells to fight off sickness and
disease

Extracted from humic acid, which is available
in Leonardite coal - China has 12% of the
world’s Leonardite coal reserves

Fulvic acid is used in many high-end
pharmaceutical, cosmetic, agricultural and
food products

Our pending patents cover the mixture of the
base formulas for the plant and animal
nutrient products - soon to be transferred to
the CJV

永业 YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Advanced Scalable Production

Company technology allows for efficient extraction of
fulvic acid from humic acid on an industrial scale

Our proprietary extraction process leads to a high
quality fulvic acid with one of the smallest possible
average molecular weight and one of the highest
possible bio-activity coefficients

The Company uses their proprietary method to stabilize
the extract and mix it with micro-nutrients

The pending patents cover the mixture of the base
formulas for the plant and animal nutrient products on
which the manufacturing process is built

Process approved and certified by PRC Ministry of
Agriculture, National Scientific Institute and ISO
9001:2000

Over 200 employees including employees of its contract
manufacturer

永业 YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Product Differentiation

Plant Nutrient

Targets the seed

Crossbreeding, hybridization and genetic
modification techniques

Limited by soil condition

Limited by farming practices

Targets the plant - best via Foliar (direct) application
& known to correct micronutrient deficiencies

Immediate effect on plant- within 8 hrs

Increases Uptake of Soil Nutrients

Adds own Macro & Micro Nutrients

Very effective in China’s harsh soil conditions

Targets the soil

Slow uptake of nutrients – over days

Poor use damages the soil

Poor soil condition weakens plants ability to uptake
nutrients by 20% - 30%

Organic fertilizer has slow uptake (time released)

Biotechnology

Yongye Products

Fertilizer

永业
YONGYE

生命素

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Shengmingsu for Plants

Nutrient-rich liquid made up of a highly
concentrated fulvic acid base along with other key
nutrients

Supplements the absorption of fertilizer and soil
minerals

Produces reliable, predictable quality and quantity
results

Enhances plant’s natural resistance against
disease and pests

Increases the quantity of yields and improves the
appearance and nutritional value of yields

Increases water and nutrient holding capacity –
especially in adverse soil and weather conditions

永业 YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Great Results for Farmers

Helps increase yields 10% to 35%

Shortens harvest time by 15 to 20
days

Stronger and larger leaves and roots
extends the life cycle from 20 to 30
days

Enhances a crop’s taste, nutritional
value and appearance

Cost effective - internal studies show
returns of 10 RMB for every 1 RMB
spent on Yongye products

Carrot

Increases yield by up to 26.5%

Celery

Increases yield by up to 26.3%

Cucumbers

Increases yield by up to 21.7%, higher by 3

cm, and earlier to market by 11 days

Grapes

Increases weight of individual grape 0.4g,

18.2%, increases sugar content 37.5%

Potatoes

Increases yield  to 17.3%, thicker leaves

and blooms 7 to 10 days earlier

Watermelon

Increases yield by up to 16.9%, increases

sugar content 0.8%-1.8%.

Wheat

Increases yield up to 10.7%

永业
YONGYE

生命素
动物
奶牛专用

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Fulvic acid for animals

Maximizes digestion for better
health

Provides natural antibiotic to
prevent disease

Products

Nutrients mixed into animal feed

Tested and approved for rollout

Cows

Increased milk production and
quality

Reduces mastitis in dairy cows

For every 1RMB spent on Yongye
Products, the farmer receives
10RMB return from increased
market sales

Shengmingsu for Animals

永业 YONGYE

永业农丰科技服务站
生命素
健康无限 财富无限

生命素

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Extensive Network of Stores

775 branded stores at the end of the third
quarter, September 30, 2008, up from 200 at
the end of 2007

Q4 2008 added 350 stores to branded
store trial process

Unique distribution model:

Separation of logistics and financing
from technical support and marketing

Independent, branded stores
responsible for inventory, collection and
sales

The Company provides centralized marketing
support to its distributors and stores

The Company provides direct  technical
support and services to farmers

The Company works closely with private and
governmental entities to promote products
and gain brand recognition

永业 YONGYE

Heilongjiang
Jilin
Liaoning
Xinjiang
Gansu
Hebei
Qinghai
Shanxi
Jiangsu
Tibet
Sichuan
Hubei
Anhui
Shanghai
Chongqing
Zhejiang
Jiangxi
Hunan
Guizhou
Fujian
Yunnan
Guangxi
Taiwan
Hong Kong
Macao
Hainan

健康无限 财富无限
Health unlimited unlimited wealth
YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.

Expanded Marketing and Distribution

Geographic expansion of sales

Grew from selling plant products
in four provinces to selling plant
products in 10 provinces and
animal products in 4 provinces

Staged sales development process

Demonstrations, trials and
educational programs create
brand awareness and sales follow

Brand recognition based on over 5
years of field testing, certification,
demonstration, promotion and sales
success

永业 YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.

健康无限 财富无限
Health unlimited unlimited wealth

Roll in a Large Fertilizer Industry

China uses an estimated 1/3 of the
world’s fertilizer production, over 50
million tons of traditional nitrogen
fertilizer

Pressure to increase productivity has led
to overuse of traditional fertilizers, and
fertilizers used alone lose 30% to 70% of
their effectiveness by overusing soil,
leading to a need to replenish soil

Yongye plant products replenish
nutrients needed for growth and work in
conjunction with traditional fertilizers

Yongye plant nutrients compliment rather
than compete against fertilizer sales

The technology required for fulvic acid
extraction is expensive and creates a
high barrier of entry for competitors

Fertilizers with Fulvic Acid
164 Products

Combination of
nitrogen,
phosphorus
and potassium

16 Products

Combination of
mineral ions

1 Product

5

Products

Yongye’s high quality fulvic acid plant nutrient
products have the most complete combination
of nutritional elements available in the market

1 Product

With most

Minerals

Yongye

永业 YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Our Competitive Landscape

China Market

The overall fertilizer market is estimated to be a $50B industry in China – estimated to grow about 30% a year from 2005 to 2009.

China has about 1.81B Mu of arable land – all cash and row crops benefit from the use of
Yongye’s “Shengmingsu”

China purchased 63% more agricultural materials in 2007 than 2006 - the market is growing rapidly

Yongye’s Market: Ten Provinces

Yongye grew about 265% in 2008 and expects to grow and additional 50% in 2009

Our product is applied to about 2% of all arable land and we have about 37% market share

Plant nutrient products are applied to about 6% of all arable land

Competitors in Our Provinces

Company/Product

Inner
Mongolia

Gansu

Hebei

Hubei

Xinjiang

Others

Ai Duo Shou

x

Changsha Gaosheng

x

China Agritech

x

x

x

x

China Green

x

x

Henan Luo Xiao Wang

x

x

x

Qing Niu Hei Ye Fei

x

Qiqihar Fuer

x

Shan'xi Weinan Hongxing

x

Shi Quan Da Bu

x

Tian Feng Su

x

永业
YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Growth Strategy

Acquired predecessor’s 2,000 TPA equipment in October 2008 and completed construction on a new 8,000 TPA processing facility in October 2008, which increased the production to 10,000 tonnes per annum.

Have employed strategic television and print advertising to support sales throughout
2008 - infomercial campaign launched on local channels to educate farmers and to help them alter usage patterns

Developing customized and enhanced plant products targeting specific crops with the intent to increase yields and market position

Increasing our line of animal product offerings to capture wide open market –
revenue from these products should have the effect of reducing the seasonal sales swings in slower quarters

We will build our revenue base via increased sales coverage in current provinces and increase market penetration via increased support staff coverage.

永业 YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.

健康无限 财富无限
Health unlimited unlimited wealth

Management Team

Wu Zishen: Chairman and CEO

Director and Chairman of large SOE conglomerates and started 13 companies

Managed approximately $1.4 billion of investments in state planed economy

Sun Taoran: Co-Founder & Director

Built approximately $27.8 million media business and guru of PDA marketing in China

Zhao Qiang: VP Sales and Marketing & Director

Led marketing for several large companies and awarded Top Ten in Marketing in China, written up in EMBA case at Fudan University

Larry Gilmore: VP Corporate Strategy, Principal Financial Officer

Consulted and led strategic corporate initiatives for Fortune 500 companies in USA such as Deloitte & Touché, Alcatel, Nokia and HP. Raised foreign PE for companies in China.

Gao Jing: Chief Scientist

Renowned professor with 40 years of research, development and industry experience

Financials

Millions
45.19
18.20
13.14
10.75
3.72
2.63
2006
2007
9 Mnths 2007
9 Mnths 2008
3Q2007
3Q2008

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Rapid Revenue Growth

25
20
15
10
5
0
Millions
70%
60%
50%
40%
30%
20%
10%
0%
Gross Margin
1.01
5.86
5.38
23.49
1.60
8.92
27.2%
44.6%
50.1%
52.0%
61.1%
49.0%
2006
2007
9 Mnths 2007
9 Mnths 2008
3Q2007
3Q2008

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Solid Gross Profit and Margins

Millions
14
12
10
8
6
4
2
0
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Net Margin
12.0%
33.2%
42.1%
27.0%
44.4%
24.6%
0.45
4.36
4.52
12.21
1.17
4.47
2006
2007
9 Mnths 2007
9 Mnths 2008
3Q2007
3Q2008

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.

健康无限 财富无限
Health unlimited unlimited wealth

Growing Net Income

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Income Statement

The predecessor

Inner Mongolia

Yongye

Yongye

Biotechnology

International, Inc.

and Subsidiaries

The predecessor

Inner Mongolia

Yongye

Yongye

Biotechnology

International, Inc.

and Subsidiaries

Year Ended

December 31,

Year Ended

December 31,

9 Months Ended

September 30,

9 Months Ended

September 30,

3 Months Ended

September 30,

3 Months Ended

September 30,

2006

2007

2007

2008

2007

2008

Sales

3,722,640

$

13,137,406

$

10,752,855

$

45,189,579

$

2,625,137

$

18,202,940

$

Cost of Goods Sold

2,710,840

7,274,710

5,368,480

21,697,964

1,021,719

9,278,944

Gross Profit

1,011,800

5,862,696

5,384,375

23,491,615

1,603,418

8,923,996

Gross Margin

27.2%

44.6%

50.1%

52.0%

61.1%

49.0%

Operating / Selling, General and Admin

484,796

925,996

581,963

8,703,321

355,784

3,893,719

Income from Operations

527,004

4,936,700

4,802,412

14,788,294

1,247,634

5,030,277

Operating Margin

14.2%

37.6%

44.7%

32.7%

47.5%

27.6%

Other Income (Expense)

     Interest Income (Expense)

(76,819)

(212,239)

1,291

66,563

65,785

     Other Income (Expense)

(2,446)

(365,907)

(279,468)

(726,927)

(81,827)

(340,087)

Total Other Income (Expense)

(79,265)

(578,146)

(278,177)

(660,364)

(81,827)

(274,302)

Income Before Provision for Income Taxes

447,739

4,358,554

4,524,235

14,127,930

1,165,807

4,755,975

Provision for Income Taxes

-

-

-

822,302

-

227,537

Net Income Before Minority Interest

447,739

4,358,554

4,524,235

13,305,628

1,165,807

4,528,438

Provision for Minority Interest

1,092,426

57,421

Net Income

447,739

4,358,554

4,524,235

12,213,202

1,165,807

4,471,017

Net Margin

12.0%

33.2%

42.1%

27.0%

44.4%

24.6%

Other Comprehensive Income

Foreign Currency Translation Adjustment

250,911

723,298

344,228

419,970

170,033

5,199

Comprehensive Income

698,650

$

5,081,852

$

4,868,463

$

12,633,172

$

1,335,840

$

4,476,216

$

Net Income per Share

     Basic

0.40

$

0.75

$

0.10

$

0.22

$

     Diluted

0.40

$

0.72

$

0.10

$

0.20

$

1

永业
YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Balance Sheet Highlights

The predecessor Inner

Mongolia Yongye

Yongye Biotechnology

International, Inc.

and Subsidiaries

December 31, 2007

September 30, 2008

Current Assets

12,863,821

32,063,039

Property and Equipment, Net

2,486,487

3,386,463

Intangible Assets, Net

3,665,584

114,817

Long-Term Investments

4,115,764

0

Total Assets

23,131,656

$

35,564,319

$

Current Liabilities

10,208,031

3,650,270

Long Term Liabilities

12,153

204,962

Minority Interest

1,192,426

Total Liabilities

10,220,184

$

5,047,658

$

Stockholders' Equity

Capital Stock: 26,760,258 shares authorized and

issued par value $.001 as of September 30,

2008

26,760

     Capital contribution

7,260,000

     Additional Paid-in Capital

17,887,832

     Retained earnings

4,024,111

10,918,386

     Statutary reserve

480,629

1,263,713

     Accumulated other comprehensive income

1,146,732

419,970

Total Stockholders' Equity

12,911,472

$

30,516,661

$

Total Liabilities and Stockholders' Equity

23,131,656

$

35,564,319

$

永业
YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Investment Highlights

Superior plant and animal nutrient products

Tremendous demand exists among plant
and animal farmers for products that
increase productivity

Growing scalable distribution – geographic
expansion and greater market penetration

Rapidly growing revenue and net income
with a pipeline of new products

Strong management team with proven
ability to scale-up the business

Contacts

Yong Ye Biotechnology Co.

Suite 608, Xueyuan International Tower

No. 1 Zhichun Road

Haidian District, Beijing, China

Phone: 86.10.8231.8626

Fax: 86.10.8231.1797

Loeb & Loeb, LLP

Company Counsel

345 Park Avenue

New York, NY 10154

Phone: 212.407.4000

Fax: 212.407.4990

MSPC

Certified Public Accountants

and Advisors, P.C.

Independent Auditors

546 Fifth Avenue

New York NY 10036-5000

 Phone: 212 682 1234 ext. 3586

Fax: 212 687 8846

CCG Investor Relations

Mr. Crocker Coulson, President

Phone: 646.213.1915

E-mail: crocker.coulson@ccgir.com

http://www.ccgir.com/

Thank You